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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                FORM 8-K/A

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) March 17, 1995

                           FRONTIER CORPORATION
          (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-7100

Item 2   Acquisition
- ------   -----------

     As previously reported, Frontier Corporation finalized the acquisition of American Sharecom, Inc., a long distance company headquartered in Minneapolis, Minnesota, on March 17, 1995. The Stock Acquisition Agreement ("Agreement") was previously filed in redacted form on Form 8-K on March 22, 1995. This Form 8-K/A contains a refiling of the Agreement and includes Amendments 1 and 2 and various schedules to the previously filed Agreement, all in redacted form. Confidential treatment requests have been filed for both the 8-K and 8-K/A.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                Frontier Corporation
                                           (Registrant)


Dated:  May 9, 1995             By:  /s/Barbara J. LaVerdi
                                     ---------------------------
                                       Barbara J. LaVerdi
                                       Assistant Secretary

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                               EXHIBIT INDEX



Exhibit Number      Description
- --------------      ---------------
     2-1            Stock Acquisition Agreement   Filed herewith

     2-2            Amendment 1 to Stock          Filed herewith
                    Acquisition Agreement

     2-3            Amendment 2 to Stock          Filed herewith
                    Acquisition Agreement

     2-4            Schedules to Stock            Filed herewith
                    Acquisition Agreement